Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

FIRST AMENDMENT TO PRIVATE LABEL DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO PRIVATE LABEL DISTRIBUTION AGREEMENT (this “Amendment”) is made and entered as of February 21, 2018 (“First Amendment Effective Date”), by and between Inogen, Inc., a Delaware corporation (the “Company”) and Applied Home Healthcare Equipment, LLC, an Ohio limited liability company (the “Distributor”).

WHEREAS, the Company and the Distributor are parties to that certain Private Label Distribution Agreement dated November 12, 2014 (the “Agreement”);

WHEREAS, the Company and the Distributor have previously modified the Agreement in certain respects by way of Addendum dated November 12, 2014, attached hereto as Exhibit A, Addendum dated December 22, 2015, attached hereto as Exhibit B, and Addendum dated February 17, 2016, attached hereto as Exhibit C (collectively, the “Prior Addenda”); and

WHEREAS, the Company and the Distributor wish to confirm and ratify the Prior Addenda and further to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Distributor agree as follows:

1.Ratification of the Prior Addenda. The Company and the Distributor hereby confirm and ratify the Prior Addenda, and agree that the provisions of the Prior Addenda have been incorporated into and made an integral part of the Agreement.

2.Amendments to the Agreement.

2.1Section 5.13(a) (Change in Control) of the Agreement is hereby renumbered as Section 5.14.

2.2Section 6 (Additional Obligations of the Company) of the Agreement is hereby amended as follows:

(i)Section 6.4 of the Agreement is replaced with the following:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“6.4ISO 13485 and CE Mark. The Company shall implement such quality control systems and procedures as shall be appropriate to (a) ensure compliance with the requirements of International Standards Organization 13485, as applicable to the Company as the manufacturer and supplier of the Products, and (b) place the CE marks (and/or other regulatory markings as may be applicable) on the Products in accordance with applicable law. Company will provide to Distributor current copies of ISO 13485, CE and DoC certificates for all Company products.”

(ii)Section 6.5 is added to the Agreement as follows:

“6.5Regulatory Compliance Requirements. Distributor shall meet all regulatory requirements as outlined in this section:

a.Distributor will market the Products only in countries where regulatory compliance has been confirmed.

b.Distributor will determine requirements for sale of the Products as prescriptive devices in targeted markets. Distributor will document these requirements and inform Company prior to distribution into each country.

c.Distributor will maintain shipping records of all the Products that are distributed.

d.All customer complaints will be informed immediately to Company.

e.In case of adverse medical events involving the Products, Distributor will submit to Company all information to evaluate applicable regulatory reporting requirements. All complaints shall be reviewed by Company and filed by Company should the results of Company’s complaint investigation deem the complaint to meet the criteria of a reportable event. Company shall have sole responsibility for reporting of any complaints or incidents to competent governmental authorities and Distributor shall not make any such report without the Company’s prior written approval.

f.Distributor will comply with Company instructions in case of a need for product advisory product recall of the Products.

g.Distributor will maintain all documentation and records referred above for at least seven years. Record will be made available to Company upon request.”

(iii)Section 6.6 is added to the Agreement as follows:

“6.6U.S. Foreign Corrupt Practices Act. Without limiting any other provision in this Agreement, Distributor hereby represents, warrants and covenants that it shall comply with the requirements of the U.S. Foreign Corrupt Practices Act, U.S. and any other applicable foreign or domestic anti-

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

bribery and anti-corruption laws, and other laws governing improper payments. Specifically, Distributor further represents, warrants, and covenants that, in connection with its activities under this Agreement, it will not offer, promise, authorize or otherwise act in furtherance or, or pay, anything of value, directly or indirectly, to a Government Official (as such term is hereinafter defined), or political party or party official, candidate for political office, or official of a public international organization. For purposes of this Agreement, the term “Government Official” shall mean and include any official or employee of a foreign (i.e., not the United States of America) national, local, provincial, or state government department, agency, or instrumentality, as well as an official in the judicial, legislative, or military, anyone acting in an official capacity for any foreign government, or any immediate family member (i.e., a spouse, sibling, child or parent) of such persons. Any such offer, promise, authorization, act in furtherance, or payment shall constitute a default by Distributor, and, to the extent, if any, required by law, the Company shall may immediately terminate this Agreement if Distributor breaches any of the representations and warranties set forth in this Section or if the Company learns that improper payments are being or have been made to any Government Official or private party by Distributor or its employees, subsidiaries or subcontractors.”

2.3Section 8 (Confidentiality and Property Rights) of the Agreement is hereby amended by adding a new Section 8.7 as follows:

“8.7SEC or Similar Filings. The Company may disclose the terms of this Agreement to the extent reasonably required to comply with the rules and regulations promulgated by the United States Securities and Exchange Commission, comparable foreign regulators and self-regulatory organizations (such as securities exchanges).”

2.4Section 10.2 (Termination of the Agreement) of the Agreement is hereby amended as follows:

(i)Section 10.2(c) of the Agreement is replaced with the following:

“(c)The Company may terminate this Agreement, upon written notice, as set forth in Sections 3.5, 5.3, 5.9, 5.14 and 6.6.”

(ii)Section 10.2(g) is added to the Agreement as follows:

“(g)The Company may terminate this Agreement if the Distributor is in material breach of the Company’s Code of Conduct and fails to remedy

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any such breach within sixty (60) days after written notification of the breach by the Company.”

3.Special Terms for [***] Sales. The Company and the Distributor hereby agree on the special pricing terms applicable solely to the sales of the Subject Products (as defined on Exhibit D) by the Distributor to [***] effective as of February 1, 2018, as set forth on Exhibit D attached hereto. The pricing terms set forth on Exhibit D shall supersede any conflicting provisions of the Agreement solely with respect to sales of the Subject Products by the Distributor to [***] on or after February 1, 2018.

4.No Other Modifications. Except as specifically provided in this Amendment, the terms and conditions of the Agreement remain in full force and effect. No provisions of this Amendment may be modified or amended except expressly in a writing signed by both parties, nor shall any terms be waived except expressly in a writing signed by the party charged therewith.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the First Amendment Effective Date.

INOGEN, INC.		APPLIED HOME HEALTHCARE EQUIPMENT, LLC

By:	/s/ Alison Bauerlein	By:	/s/ Victoria Marquard-Schultz

Name:	Alison Bauerlein	Name:	Victoria Marquard-Schultz

Title:	CFO	Title:	Managing Director

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Addendum to Private Label Distribution Agreement Between Applied Home
Health Equipment and Inogen

This addendum to the private label agreement, entered into on November 12, 2014, documents changes in the warranty coverage for the OxyGo devices.

Inogen extends the warranty on the OxyGo devices to [***] on the concentrator only for the following customers, effective on the following dates:

Customer	Effective Date	Products Covered
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The [***] warranty covers the concentrator only. All accessories, including sieve beds, batteries, power supplies and carry bags remain at [***].

Agreed and acknowledged:

For Applied Home Health Equipment	For Inogen:

/s/ David Marquard	/s/ Bob Fary
David Marquard, CEO	Bob Fary, VP of Strategic Alliances

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Inogen/Applied Home Healthcare Agreement

Addendum to PRIVATE LABEL DISTRIBUTION AGREEMENT (“Addendum”)

5.1.1Export Restrictions. Distributor agrees to comply with all applicable export and re-export control laws and regulations, including the Export Administration Regulations (“EAR”) maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations (“ITAR”) maintained by the Department of State. Specifically, Distributor covenants that it shall not -- directly or indirectly -- sell, export, re-export, transfer, divert, or otherwise dispose of any products received from Inogen under this Agreement to any destination, entity, or person prohibited by the laws or regulations of the United States, without obtaining prior authorization from the competent government authorities as required by those laws and regulations. Distributor agrees to indemnify, to the fullest extent permitted by law, Inogen from and against any fines or penalties that may arise as a result of Distributor’s breach of this provision. This export control clause shall survive termination or cancellation of this Agreement.

10.1Initial Term; Renewal Terms. The initial term (the “Initial Term”) of this Agreement shall be [***] from the date of this Addendum. The Initial Term shall be automatically extended and renewed for successive [***] periods (each a “Renewal Term”) prior to the expiration of the Initial Term and each Renewal Term unless either party gives the other written notice of its election to terminate this Agreement at least [***] prior to the expiration of the then current term of this Agreement.

EXHIBIT B

TERRITORY

Updated Authorized Territory for Inogen/Applied Home Healthcare Distribution Agreement

Country	Channel(s)	Restriction(s)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Inogen/Applied Home Healthcare Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Distribution Agreement to be duly executed as of the date first written above.

DISTRIBUTOR

Applied Home Healthcare Equipment, LLC, an Ohio Corporation

By:	/s/ David J. Marquard, II

Name:	David J. Marquard, II

Title:	CEO & Owner

THE COMPANY

INOGEN, INC., a Delaware corporation

By:	/s/ Scott A. Wilkinson

Name:	Scott A. Wilkinson

Title:	EVP - Sales & Marketing

12/22/15

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A: PRODUCTS

For purposes of this Agreement, the term “Products” includes all oxygen systems, accessories and other oxygen goods and services offered for sale by Inogen.

1 of 3

Signature Page on Page 3

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B: TERRITORY

Territory	Channel	Restriction
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Signature Page on Page 3

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Signature Page

DISTRIBUTOR

Applied Home Healthcare Equipment, LLC an Ohio Corporation

By:	/s/ David J. Marquard II

Name:	David J. Marquard II

Title:	Owner & CEO

Date:	February 26, 2016

THE COMPANY

INOGEN, INC., a Delaware corporation

By:	/s/ Scott A. Wilkinson

Name:	Scott A. Wilkinson

Title:	President & COO

Date:	February 26, 2016

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

[***] PROGRAM

1.

Distributor has agreed to certain [***] terms with [***], which terms are applicable as between the Distributor and [***]. Notwithstanding the warranty terms offered by the Distributor to [***], as between the Company and the Distributor, the warranty terms for the Products sold by the Company to the Distributor for resale to [***] shall remain as provided in Section 4 of the Agreement.

2.

The Company agrees that the price for each unit of OxyGo and OxyGo Fit Systems (1400-1000-[***] & 1400-2000-[***]) purchased by the Distributor from the Company on or after February 1, 2018 and resold to [***] by the Distributor (“Subject Products”) shall be adjusted from $[***] to $[***] (discount of $[***] per unit). For all such Subject Product units purchased by and paid for the Distributor on or after February 1, 2018 at the prior price of $[***] per unit and resold by the Distributor to [***], the Company shall issue to the Distributor a credit in the amount of $[***] per unit. Such credit shall be applied to the next invoice issued by the Company to the Distributor after the date of execution of this Amendment.

3.	For each Subject Product, the Company will allow [***] to be purchased at a price of $[***].
a.	[***].
b.	The number of [***] purchased for $[***].
c.	The number of [***] purchased for $[***] will not be tracked by concentrator serial number by the Company and [***].
d.	An RMA # is not required to purchase [***].
e.	[***].
f.	When any [***] is processed and shipped from the Company, freight and shipping will be handled by the Company at the Company’s expense.
4.	The Distributor agrees to use commercially reasonable efforts to establish a [***].
a.	[***].
b.	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.